Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … FIRST QUARTER 2024 INVESTOR UPDATE April 30, 2024 Exhibit 99.2

Cautionary Statement and Other Disclaimers 2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and financing of such projects), the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, the extent of anticipated benefits of new legislation, the pending sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long- term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan, including our exit from coal and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, expected customer growth, and sustainability strategy, including our net zero and carbon emissions reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Louisiana and Mississippi natural gas LDC businesses, and the completed sale of Energy Systems Group, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates and instability of banking institutions and their effect on sales, prices and costs; (5) disruptions to the global supply chain and volatility in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics; (10) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including approval and timing of securitization issuances; (11) the impact of wildfires; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein.

OUR PREMIUM VALUE PROPOSITION AND CONTINUING TRACK RECORD OF EXECUTION Consistent, Sustainable Growth for Our Investors Positively Impacting our Communities Resilient, Reliable, & Affordable Energy for Customers Targeting industry-leading non-GAAP EPS annual growth of 8% in 2024 and at the mid-to-high end of 6-8% annually thereafter through 2030(1); targeting DPS growth in line with non-GAAP EPS growth Long-Term Strategic Objectives Q1’24 Updates Delivered $0.55 non-GAAP EPS growth representing over a third of 2024 non- GAAP EPS guidance at the midpoint Note: Refer to slide 2 for information on forward-looking statements and slides 17-21 and 23 for reconciliations and information on non-GAAP assumptions and measures, including non-GAAP EPS. (1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E (2) Refers to 10-year capital plan from 2021A-2030E (3) Based on Moody’s methodology; Adjusted one-time Uri-related items; FFO/Debt is a non-GAAP measure. (4) Refers to proceeds received from the anticipated sale of Louisiana and Mississippi natural gas LDCs (5) O&M average annual reduction target includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets (6) Securitization includes CEHE transition bonds ending by 2024 and SIGECO securitization bonds (7) Internal projection through 2030 (8) Includes the sale of Arkansas and Oklahoma LDCs from 2021 to YE 2023 (9) See Net Zero disclaimer on slide 23 for certain exclusions from our Scope 2 and Scope 3 emissions estimates (10) Since issuance of CEHE Green bond in March 2022 3 Targeting industry-leading rate base growth of 10% through 2030; 10-year capital investment plan(2) as of YE ‘23 was $44.5B through 2030 Potential increase to capital investment plan (2) by up to ~$500MM to ~$45B in total through 2030 Maintaining balance sheet health; long term FFO/Debt(3) target of 14%-15% through 2030 Delivered 14.6% FFO/Debt (3) Efficiently funding robust capital investment plan with asset recycling proceeds and equity or equity-like proceeds of $250MM annually through 2030 Sale of LA and MS LDCs at ~32x 2023 earnings targeted to close Q1 ‘25; issued ~75% of planned $250MM ‘24 ATM Seeking to keep rates affordable through 1-2% O&M reductions(5), securitization rolling off or extending cost recovery(6), and robust annual customer growth(7) Delivered 2%(8) average annual reduction of O&M since 2020 despite pulling forward work Targeting Net Zero for Scope 1 and certain Scope 2 emissions by 2035(9) and also 20% - 30% reduction of certain Scope 3 emissions by 2035(9) Issued first Green Bond report; disbursed over 90%(10) of the $300MM issuance

System Resiliency Plan Highlights Note: Refer to slide 2 for information on forward-looking statements. (1) ~$2.2B is already included in the 10-year capital plan from 2021A to 2030E 4 ….Results in potentially up to $500MM of incremental capital Electric System Hardening and Modernization (~$1.7B - $2.1B) • Replace and upgrade assets most susceptible to severe weather or other disruptions • Includes transmission system hardening, distribution circuit rebuilds, and strategic undergrounding Flood Control (~$40MM) • Implement flood protection for certain critical assets • Includes elevation of substation equipment Wildfire Mitigation (~$140MM) • Expand wildfire risk modeling and mitigants to advance situational awareness & management of wildfire • Target investments in certain higher wildfire risk areas Physical Security (~$35MM) • Enhance security at critical substations • Includes asset protection and security monitoring system upgrades Information and Operational Technology (~$315MM - $400MM) • Implement technology solutions to enhance preparation and response to severe weather events • Enhance cybersecurity risk monitoring and mitigation ~$2.2B to $2.7B Capital Investment Plan Range (2025-2027) (1)

Rate Case Snapshot 5 TX Gas (Docket 15513) MN Gas (Docket 23-173) IN Electric (Docket 45990) Houston Electric (Docket 56211) Date Filed All Party Settlement Filed: Highlights Below November 1, 2023 December 5, 2023 March 6, 2024 Test Year End Forward test year: 2024 & 2025 Forward test year: 2025 2023 Revenue Request $5MM (Proposed)(2) 2024: $84.6MM 2025: $51.8MM 2024: $42.1MM 2025: $24.5MM 2026: $52.1MM $60MM Equity Layer / ROE(1) Settlement(2): 60.6% / 9.8% Requested: 60.6% / 10.5% Authorized:55.5% / 9.6% Requested: 52.5% / 10.3% Authorized: 51.0% / 9.4% Requested: 48.3%(3) / 10.4% Authorized: 43.5%(3) / 10.4% Requested: 44.9% / 10.4% Authorized: 42.5% / 9.4% Debt Layer / Cost of Debt Settlement(2): 39.4% / 4.8% Requested: 39.4% / 4.8% Authorized: 44.5% / 5.9% Requested: 47.5% / 4.49% Authorized: 49.0% / 4.09% Requested: 39.50% / 5.12% Authorized: 56.5% / 6.25% Requested: 55.1% / 4.29% Authorized: 57.5% / 4.38% Key Dates Customer rates to be updated Dec 1, 2024 Interim Rates effective as of 1/1/2024; Based on Rev. Req. of $68.7MM Absent settlement, expect Q4 final decision Settlement Conferences: June 3, 2024 July 2, 2024 ✓ ✓ Note: Refer to slide 2 for information on forward-looking statements. (1) Authorized refers to current authorization prior to case outcome. See slide 15 for more details (2) Proposed All Party Settlement filed on April 23, 2024 (3) Equity % net of cost-free capital and other capital. For “Requested” figure, cost-free and other capital are comprised of 11.90% and 0.32%, respectively ✓

Q1 2024 v Q1 2023 Non-GAAP EPS(1) Primary Drivers Note: Refer to slide 23 for information on non-GAAP EPS assumptions and non-GAAP measures. (1) Refer to slide 17 and slide 18 for reconciliation of non-GAAP measures to GAAP measures (2) Net impact, inclusive of removal of dividend associated with the now redeemed Series A Preferred ~($0.02) Growth and Rate Recovery Ongoing Cost Management & Interest Expense Weather / Usage Electric  $0.01 Growth ▲ $0.03 Rate Recovery Gas  $0.05 Rate Recovery Gas  $0.02 Weather Other 6 Interest Expense  $0.04(2) O&M ▼ $0.02 Q1 2023 Non-GAAP EPS Q1 2024 Non-GAAP EPS $0.06 $0.50 $0.55

Capital Expenditures by Segment…. FY 1Q FY 5-YR 10-YR 2023 2024 2024E(4) Plan Plan Electric (3) ~$2.7B ~$0.5B $~2.2B ~$13.7B ~$29.0B Natural Gas ~$1.7B ~$0.3B ~$1.5B ~$7.5B ~$15.3B Corporate and Other ~$11MM ~$1MM ~30MM ~$0.1B ~$0.2B Total Capital(5) Expenditures ~$4.3B ~$0.8B ~$3.7B ~$21.3B ~$44.5B Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2025E (2) Refers to capital plan from 2021A to 2030E (3) Includes investments in 2021 and 2022 related to capital leases for temporary emergency mobile generation units (4) Represents 2024 capital estimated as of 03/31/2024 (5) The calculation may not add down due to rounding Current 5-Yr Plan(1) 10-Yr Plan(2) Through 2030 Continued Incremental Capital Opportunities • Increased & accelerated C&I electrification • Accelerated EV adoption • Resiliency investments at Houston Electric – System Resiliency Plan (SRP) ….Potential of up to $500MM of incremental capital associated with SRP filing 7

$2.0 $2.4 $1.8 $1.4 $1.5 $0.5 $0.5 $0.5 $0.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 FFO To Debt(1)(2) 2023 Full year 1Q 2024 TTM Moody’s 18.5% 13.5% Adjusted for 1-time items – Moody’s methodology(2) 14.0% 14.6% S&P 11.2% 11.4% Adjusted for 1-time items – S&P methodology 12.3% 12.4% Continued Focus on Balance Sheet Strength 8 ….and mitigating exposure to floating interest rates Floating Rate Exposure Note: Refer to slide 2 for information on forward-looking statements. (1) Based on Moody’s CFO Pre-Working Capital/Debt and S&P’s FFO/Debt methodology with certain one-time adjustments noted on slide 20 and 21; targets based on plan assumptions; See slide 20 and 21 for reconciliation to nearest GAAP measures and slide 23 for information regarding non-GAAP EPS assumptions and non-GAAP measures (2) CNP targets long-term FFO/Debt of 14% - 15% thru 2030 using Moody’s methodology Continued focus on reducing floating rate debt... ~10% of totalCERC CNP SIGECO B a la n c e ( $ i n B ill io n s ) $2.6B Upcoming Maturities 2024 2025 2026 CNP (Parent) Floating Rate Sr. Notes @ 6.01% $350MM $ - $ - Senior Notes @ 2.50% $500MM $ - $ - Senior Notes @ 1.45%, 5.25% $ - $ - $900MM Convertible Senior Notes @ 4.25% $ - $ - $1,000MM CEHE General Mortgage Bonds @ 2.40% $ - $ - $300MM CERC Private Placement Notes @ 5.02% $ - $ - $60MM IGC Senior Notes @ 6.53% $ - $10MM $ - SIGECO First Mortgage Bonds @ 3.45% $ - $41MM $ - Total $850MM $51MM $2,260MM $1.9B $2.0B ~16% of total

Contacts Jackie Richert Senior Vice President Corporate Planning, Investor Relations and Treasury Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations and Corporate Planning Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 9

Appendix 10

Louisiana and Mississippi LDC Sale…. Note: Refer to slide 2 for information on forward-looking statements. Based on forecasted year-end rate base (1) 2023 year-end rate base of approximately $800MM, inclusive of North and South Louisiana and Mississippi (2) Represents earnings multiple net of ~$400MM opco debt paydown; Estimated earnings for 2023 on a standalone basis of $25.7MM. Subject to a true-up at transaction close (3) Assumes blended tax rate of 23.5%, inclusive of state taxes ….Targeting Our 4th Efficient Recycling of Capital over the last 3 years 11 Transaction Highlights ✓ Announced Feb 2024 ✓ Efficiently recycle capital, upside for additional CapEx ✓ Supports balance sheet optimization ✓ Signals continued demand for U.S. gas LDC’s ✓ Aligns with the continued execution of our plan Key Transaction Terms ▪ Gross Purchase Price: ~$1,200MM ▪ Net Purchase Price: ~$1,000MM ▪ 1.55x of 2023 rate base(1) ▪ ~32x of 2023 earnings(2) ▪ Buyer: Bernhard Capital ▪ Anticipated transaction close: By end of Q1 2025 Electric 66% Gas 34% 2025 Utility Mix (post sale) Proceeds Calculation ($ in millions) Gross Purchase Price ~$1,200 Taxes (3) and transaction costs ~$200 Net Proceeds ~$1,000 Transaction Updates ✓ LPSC and MPSC approval applications filed in April 2024 ✓ HSR application filed in March 2024

Average Monthly CEHE Charges (per 1,000 kWh) Customer Affordability Houston Electric Rates Based on Current Capital Plan Customer Growth Structural Headroom O&M Discipline Effective Rates Future Expected Bill Mitigants 1-2% annual customer growth CEHE’s Securitization bonds ending(2) ~4% reduction of vol. charge (2024) 1-2% O&M average reduction per year(3) ….Executing capital plan while working to keeping rates affordable Nearly flat charges on customer bills over the last 10 years at Houston Electric ~2.8% average annual inflation rate for that same period Note: Refer to slide 2 for information on forward-looking statements. (1) As of December 31, 2023 (2) Refers to Houston Electric’s securitization bonds; One tranche of transition bonds remain, with a scheduled final payment date in September 2024 (3) Projections based on internal forecast and are based on annual targets 12 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ~$49 ~$49(1)

Capital Plan & Regulatory Mechanisms ….No big bets with recovery through established regulatory mechanisms Note: Refer to slide 2 for information on forward-looking statements. (1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity (2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures included in footnote 1 (3) Refers to CenterPoint’s recovery of extraordinary gas costs associated with Winter Storm Uri Regulatory Highlights Stakeholder Benefits Existing Mechanisms for timely recovery of major storm costs Reasonable cost recovery minimizes customer impact and earnings volatility Winter storm gas cost almost fully recovered in all impacted states(3) Reasonable cost recovery minimizes customer impact and earnings volatility Generation transition proceedings in Indiana on plan Cleaner energy transition good for communities Over 80% of 10-year Capital Plan expected to be recoverable through interim mechanisms (2) (2) 13 Interim Mechanisms ~80% Interim mechanisms with CPCN required ~5% Rate case with forward test year ~10% Traditional rate case ~5% (1) (2)

Weather and Throughput Data Note: Data as of 03/31/2024. (1) End of period number of metered customers (2) As compared normal weather for service area; Normal weather is based on past 10-year weather in service area (3) Only pertains to HDD (4) As applied to base rates; Per HDD/CDD vs. normal Electric Natural Gas 1Q 2024 1Q 2023 2024 vs 2023 T h ro u g h p u t (i n G W h ) Residential 5,963 5,968 0% Total 23,063 21,756 6% M e te re d C u s to m e rs (1) Residential 2,604,026 2,547,297 2% Total 2,932,702 2,871,667 2% W e a th e r v s N o rm a l (2) Cooling Degree Days 168 233 (65) Heating Degree Days 695 630 64 Houston Cooling Degree Days 176 246 (70) Houston Heating Degree Days 625 562 63 1Q 2024 1Q 2023 2024 vs 2023 T h ro u g h p u t (i n B c f) Residential 74 96 (23)% Commercial and Industrial 101 133 (24)% Total 175 229 (24)% M e te re d C u s to m e rs (1) Residential 4,026,029 3,973,454 1% Commercial and Industrial 303,018 302,634 0% Total 4,329,047 4,276,088 1% W e a th e r v s N o rm a l (2) Heating Degree Days 1,602 1,660 (58) Texas Heating Degree Days 1,549 1,610 (61) 14 Margin Sensitivities CEHE IE TX Gas(3) Per HDD / CDD(4) $50k - $70k $20k - $30k $30k - $40k

Regulatory Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TX (E) IN (E) TX (G) MN (G) N. IN (G) OH (G) S. IN (G) LA (G) MS (G) No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 ROE / Equity Ratio ’24 Rate Base(3) 9.40% / 42.5% $13.9B 10.40% / 43.5%(1) $2.1B 9.64% / 55.5%(2) $2.9B 9.39% / 51.0% $2.2B 9.80% / 46.8% $2.1B N/A / 51.1% $1.4B 9.70% / 46.2% $0.7B 9.95% / 52.0% $0.5B 9.75% / 50.0% $0.3B Total = $26.1B Upcoming Rate Case Activity No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 GRC GRC GRC 15 Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission Cost of Service; DCRF – Distribution Cost Recovery Factor CPCN – Certificate of Public Convenience and Necessity (1) Equity % net of cost-free capital and other adjustments (2) TX Gas regulatory metrics reflect jurisdictional average. ROE/Equity Ratio will be updated in December of this year to 9.8% / 60.6% (3) Estimated year-end 2024 Rate Base represents the latest available information; may differ slightly from regulatory filings GRC General Rate Case GRC Phase 1 Rates GRC Settlement filed April 23

Expected Generation Project Timeline 16Note: Refer to slide 2 for information on forward-looking statements. (1) Updated based on most recent information available (1) (1)(1) (1) (1)

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. (4) The calculation on a per-share basis may not add down due to rounding. 17 Quarter Ended March 31, 2024 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 350 $ 0.55 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $17) (2)(3) 66 0.10 Indexed debt securities (net of taxes of $17) (2) (68) (0.11) Impacts associated with mergers and divestitures (net of taxes of $5) (2) 2 0.00 Consolidated on a non-GAAP basis (4) $ 350 $ 0.55

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance Quarter Ended March 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 313 $ 0.49 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $8) (2)(3) (31) (0.05) Indexed debt securities (net of taxes of $8) (2) 31 0.05 Impacts associated with mergers and divestitures (net of taxes of $1) (2) 1 0.00 Consolidated on a non-GAAP basis(4) $ 314 $ 0.50 18 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) The calculation on a per-share basis may not add down due to rounding.

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group, are excluded from non-GAAP EPS (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes $4.4MM of pre-tax operating loss related to Energy Systems Group, a divested non-regulated business, as well as the $13MM loss on sale and approximately $2MM of other indirect related transaction costs associated with the divestiture Quarter Ended March 31, 2023 Quarter Ended June 30, 2023 Quarter Ended September 30, 2023 Quarter Ended December 31, 2023 Year-to-Date December 31, 2023 Dollars in millions Diluted EPS Dollars in millions Diluted EPS Dollars in millions Diluted EPS Dollars in millions Diluted EPS Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 313 $ 0.49 $ 106 $ 0.17 $ 256 $ 0.40 $ 192 $ 0.30 $ 867 $ 1.37 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes) (2)(3) (31) (0.05) 25 0.04 (39) (0.06) 20 0.03 (25) (0.04) Indexed debt securities (net of taxes) (2) 31 0.05 (27) (0.04) 37 0.06 (20) (0.03) 21 0.03 Impacts associated with mergers and divestitures (net of taxes) (2)(4) 1 0.00 74 0.12 2 - 12 0.02 89 0.14 Consolidated on a non-GAAP basis $ 314 $ 0.50 $ 178 $ 0.28 $ 256 $ 0.40 $ 204 $ 0.32 $ 952 $ 1.50 19

Twelve month to date ended and as of period ended, respectively ($ in millions) YE 2023 1Q 2024 Net cash provided by operating activities (A) $3,877 2,702 Add back: Accounts receivable and unbilled revenues, net (423) (144) Inventory (167) (165) Taxes receivable 74 197 Accounts payable 302 49 Other current assets and liabilities (162) (24) Adjusted cash from operations 3,501 2,615 Plus: Rating agency adjustments(1) 12 12 Non-GAAP funds from operations (FFO) (B) $3,513 2,627 Total Debt, Net Short-term Debt: Short-term borrowings 4 - Current portion of VIE Securitization Bonds long-term debt 178 178 Indexed debt, net 5 4 Current portion of other long-term debt 872 850 Long-term Debt: VIE Securitization bonds, net 320 320 Other long-term debt, net 17,239 17,797 Total Debt, net (C) 18,618 19,149 Plus: Rating agency adjustments (1) 357 360 Non-GAAP rating agency adjusted debt (D) $18,975 19,509 Net cash provided by operating activities / total debt, net (A/C) 20.8% 14.1% CFO Pre-Working Capital/Debt– Moody’s (1) (B/D) 18.5% 13.5% CNP Adjustments to FFO for 1-time items (E) (878) 204 CNP Adjustments to Debt for 1-time items (F) (216) (178) Non-GAAP FFO / Non-GAAP adjusted debt (“FFO/Debt”) Adjusted for 1-time items (2) (B + E / D + F) 14.0% 14.6% Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Adjusted Debt 20 (1) Based on Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan. (2) CNP further reduced FY 2023 FFO for non-recurring Winter Storm Uri related securitization proceeds and both FY 2023 and TTM 1Q 2024 for the associated one-time cash tax from FFO. Please see item (18) of 10-k for supplemental disclosure of cash flow information. Based on Moody’s Methodology

Twelve month to date ended and as of period ended, respectively ($ in millions) YE 2023 1Q 2024 Unadjusted EBITDA Gross Margin 6,536 6,707 O&M (2,850) (2,896) Taxes and Other (525) (531) Unadjusted EBITDA 3,161 3,280 Less: Cash interest paid 664 701 Less: Cash taxes paid 215 204 Plus: Rating agency adjustments(1) (179) (167) Non-GAAP funds from operations (FFO) 2,103 2,208 Total Debt, Net Short-term Debt: Short-term borrowings 4 - Current portion of VIE Securitization Bonds long-term debt 178 178 Indexed debt, net 5 4 Current portion of other long-term debt 872 850 Long-term Debt: VIE Securitization bonds, net 320 320 Other long-term debt, net 17,239 17,797 Total Debt, net 18,618 19,149 Plus: Rating agency adjustments(2) 184 234 Non-GAAP rating agency adjusted debt 18,802 19,383 Unadjusted EBITDA / total debt, net 17.0% 17.1% FFO/Debt (S&P) 11.2% 11.4% FFO/Debt (S&P) – adjusted for one-time items (2) 12.3% 12.4% Reconciliation: Gross Margin and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt 21 (1) Based on S&P’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan. (2) CNP removes Winter Storm Uri related one-time cash tax from FFO. Please see item (18) of 10-k for supplemental disclosure of cash flow information. Based on S&P’s Methodology

Regulatory Information Information Location Electric ▪ Estimated 2023 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Electric Natural Gas ▪ Estimated 2023 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-K – Rate Change Applications section 22

Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on income available to common shareholders, diluted earnings per share, and net cash provided by operating activities to total debt, net, gross margin to total debt, net, the following financial measures which are not generally accepted accounting principles (“GAAP”) financial measures: non- GAAP income, non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operations / non-GAAP rating agency adjusted debt (Moody’s and S&P) (“FFO/Debt”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2023 non-GAAP EPS excluded and 2024 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, and (b) Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC, and the Louisiana and Mississippi gas LDC sales. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations (Moody’s) excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt (Moody’s) adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including Series A preferred stock, pension benefit obligations, and operating lease liabilities and further adjustments related to Winter Storm Uri debt and one time cash taxes. Funds from operations (S&P) excludes from gross margin O&M, taxes and other, cash interest paid and cash taxes paid, and includes certain adjustments consistent with S&P's methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items, and defined benefit plan. Non-GAAP rating agency adjusted debt (S&P) adds to Total Debt, net certain adjustments consistent with S&P's methodology, including adjustments related to Winter Storm Uri related one-time cash tax. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net (and gross margin to total debt, net) to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share, net cash provided by operating activities to total debt, net and gross margin to total debt, net, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer Our Scope 1 emissions estimates are calculated from emissions that directly come from our operations. Our Scope 2 emissions estimates are calculated from emissions that indirectly come from our energy usage, but because Texas is in an unregulated market, our Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026E. Our Scope 3 emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the emissions of transport customers and emissions related to upstream extraction. While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations; regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards or methodologies; and enhancement of energy efficiencies. Additional Information 23